Exhibit 10.18

Power of Attorney

I, Alfonso Ang Po, a citizen of the Philippines, with Tax Identification No. 104-014-471-000, and a holder of 0.0008% of the entire registered capital in On Demand English Innovations Inc. (the “Philippines Company”) as of the date when this Power of Attorney is executed, hereby irrevocably authorize China Online Education Group (the “CAYMAN CO”) to exercise the following rights relating to all equity interests held by me now and in the future in the Philippines Company (“My Shareholding”) during the term of this Power of Attorney:

The CAYMAN CO is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) appointing a representative to act as my proxy to attend and represent me at any and all shareholders’ meetings of the Philippines Company, and at any adjournment(s) thereof, for a period not exceeding five years from the date hereof; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of the Philippines and the Philippines Company’s Articles of Association, including but not limited to the sale, transfer, encumbrance or disposition of My Shareholding in part or in whole; and 3) designating and appointing, on behalf of myself and as applicable, the legal representative, directors, supervisors, chief executive officer and other senior management members of the Philippines Company.

Without limiting the generality of the powers granted hereunder, the CAYMAN CO shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the CAYMAN CO and the Philippines Company on February 1, 2016 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the CAYMAN CO shall be deemed as my own actions, and all the documents related to My Shareholding executed by the CAYMAN CO shall be deemed to be executed by me.  I hereby acknowledge and ratify those actions and/or documents by the CAYMAN CO.

The CAYMAN CO is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by the Philippine laws, the CAYMAN CO shall designate a Philippine citizen to exercise the aforementioned rights.

During the period that I am a shareholder of the Philippines Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the CAYMAN CO through this Power of Attorney, and shall not exercise such rights by myself.

Strictly Confidential

1

The execution, effectivity, construction, performance, amendment and termination of this Power of Attorney and the resolution of disputes hereunder shall be governed by the laws of the Republic of the Philippines.

This Power of Attorney is written in English and executed on 1 February 2016.

2

(Signature page to Power of Attorney)

Alfonso Ang Po

/s/ Alfonso Ang Po

Accepted by:

China Online Education Group

By:	/s/ Jack Jiajia Huang

Name:	Jack Jiajia Huang

Title:	Director

Acknowledged by:

On Demand English Innovations Inc.

By:	/s/ Jimmy Y. Lai

Name:	Jimmy Y. Lai

Title:	Director

3

Power of Attorney

I, Frank Lin, a citizen of the United States of America, with Tax Identification No. 437-657-289-000, and a holder of 0.0008% of the entire registered capital in On Demand English Innovations Inc. (the “Philippines Company”) as of the date when this Power of Attorney is executed, hereby irrevocably authorize China Online Education Group (the “CAYMAN CO”) to exercise the following rights relating to all equity interests held by me now and in the future in the Philippines Company (“My Shareholding”) during the term of this Power of Attorney:

The CAYMAN CO is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) appointing a representative to act as my proxy to attend and represent me at any and all shareholders’ meetings of the Philippines Company, and at any adjournment(s) thereof, for a period not exceeding five years from the date hereof; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of the Philippines and the Philippines Company’s Articles of Association, including but not limited to the sale, transfer, encumbrance or disposition of My Shareholding in part or in whole; and 3) designating and appointing, on behalf of myself and as applicable, the legal representative, directors, supervisors, chief executive officer and other senior management members of the Philippines Company.

Without limiting the generality of the powers granted hereunder, the CAYMAN CO shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the CAYMAN CO and the Philippines Company on February 1, 2016 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the CAYMAN CO shall be deemed as my own actions, and all the documents related to My Shareholding executed by the CAYMAN CO shall be deemed to be executed by me.  I hereby acknowledge and ratify those actions and/or documents by the CAYMAN CO.

The CAYMAN CO is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by the Philippine laws, the CAYMAN CO shall designate a Philippine citizen to exercise the aforementioned rights.

During the period that I am a shareholder of the Philippines Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the CAYMAN CO through this Power of Attorney, and shall not exercise such rights by myself.

Strictly Confidential

1

The execution, effectivity, construction, performance, amendment and termination of this Power of Attorney and the resolution of disputes hereunder shall be governed by the laws of the Republic of the Philippines.

This Power of Attorney is written in English and executed on 1 February 2016.

2

(Signature page to Power of Attorney)

Frank Lin

/s/ Frank Lin

Accepted by:

China Online Education Group

By:	/s/ Jack Jiajia Huang

Name:	Jack Jiajia Huang

Title:	Director

Acknowledged by:

On Demand English Innovations Inc.

By:	/s/ Jimmy Y. Lai

Name:	Jimmy Y. Lai

Title:	Director

3

Power of Attorney

I, Jimmy Y. Lai, a citizen of the United States of America, with Tax Identification No. 478-581-523-000, and a holder of 0.0008% of the entire registered capital in On Demand English Innovations Inc. (the “Philippines Company”) as of the date when this Power of Attorney is executed, hereby irrevocably authorize China Online Education Group (the “CAYMAN CO”) to exercise the following rights relating to all equity interests held by me now and in the future in the Philippines Company (“My Shareholding”) during the term of this Power of Attorney:

The CAYMAN CO is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) appointing a representative to act as my proxy to attend and represent me at any and all shareholders’ meetings of the Philippines Company, and at any adjournment(s) thereof, for a period not exceeding five years from the date hereof; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of the Philippines and the Philippines Company’s Articles of Association, including but not limited to the sale, transfer, encumbrance or disposition of My Shareholding in part or in whole; and 3) designating and appointing, on behalf of myself and as applicable, the legal representative, directors, supervisors, chief executive officer and other senior management members of the Philippines Company.

Without limiting the generality of the powers granted hereunder, the CAYMAN CO shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the CAYMAN CO and the Philippines Company on February 1, 2016 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the CAYMAN CO shall be deemed as my own actions, and all the documents related to My Shareholding executed by the CAYMAN CO shall be deemed to be executed by me.  I hereby acknowledge and ratify those actions and/or documents by the CAYMAN CO.

The CAYMAN CO is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by the Philippine laws, the CAYMAN CO shall designate a Philippine citizen to exercise the aforementioned rights.

During the period that I am a shareholder of the Philippines Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the CAYMAN CO through this Power of Attorney, and shall not exercise such rights by myself.

Strictly Confidential

1

The execution, effectivity, construction, performance, amendment and termination of this Power of Attorney and the resolution of disputes hereunder shall be governed by the laws of the Republic of the Philippines.

This Power of Attorney is written in English and executed on 1 February 2016.

2

(Signature page to Power of Attorney)

Jimmy Y. Lai

/s/ Jimmy Y. Lai

Accepted by:

China Online Education Group

By:	/s/ Jack Jiajia Huang

Name:	Jack Jiajia Huang

Title:	Director

Acknowledged by:

On Demand English Innovations Inc.

By:	/s/ Jimmy Y. Lai

Name:	Jimmy Y. Lai

Title:	Director

3

Power of Attorney

I, Luzviminda Santos Castro, a citizen of the Philippines, with Tax Identification No. 178-079-258-000, and a holder of 0.0008% of the entire registered capital in On Demand English Innovations Inc. (the “Philippines Company”) as of the date when this Power of Attorney is executed, hereby irrevocably authorize China Online Education Group (the “CAYMAN CO”) to exercise the following rights relating to all equity interests held by me now and in the future in the Philippines Company (“My Shareholding”) during the term of this Power of Attorney:

The CAYMAN CO is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) appointing a representative to act as my proxy to attend and represent me at any and all shareholders’ meetings of the Philippines Company, and at any adjournment(s) thereof, for a period not exceeding five years from the date hereof; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of the Philippines and the Philippines Company’s Articles of Association, including but not limited to the sale, transfer, encumbrance or disposition of My Shareholding in part or in whole; and 3) designating and appointing, on behalf of myself and as applicable, the legal representative, directors, supervisors, chief executive officer and other senior management members of the Philippines Company.

Without limiting the generality of the powers granted hereunder, the CAYMAN CO shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the CAYMAN CO and the Philippines Company on February 1, 2016 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the CAYMAN CO shall be deemed as my own actions, and all the documents related to My Shareholding executed by the CAYMAN CO shall be deemed to be executed by me.  I hereby acknowledge and ratify those actions and/or documents by the CAYMAN CO.

The CAYMAN CO is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by the Philippine laws, the CAYMAN CO shall designate a Philippine citizen to exercise the aforementioned rights.

During the period that I am a shareholder of the Philippines Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the CAYMAN CO through this Power of Attorney, and shall not exercise such rights by myself.

Strictly Confidential

1

The execution, effectivity, construction, performance, amendment and termination of this Power of Attorney and the resolution of disputes hereunder shall be governed by the laws of the Republic of the Philippines.

This Power of Attorney is written in English and executed on 1 February 2016.

2

(Signature page to Power of Attorney)

Luzviminda Santos Castro

/s/ Luzviminda Santos Castro

Accepted by:

China Online Education Group

By:	/s/ Jack Jiajia Huang

Name:	Jack Jiajia Huang

Title:	Director

Acknowledged by:

On Demand English Innovations Inc.

By:	/s/ Jimmy Y. Lai

Name:	Jimmy Y. Lai

Title:	Director

3

Power of Attorney

I, Nelson Tan, a citizen of the Philippines, with Tax Identification No. 201-771-585-000, and a holder of 0.0008% of the entire registered capital in On Demand English Innovations Inc. (the “Philippines Company”) as of the date when this Power of Attorney is executed, hereby irrevocably authorize China Online Education Group (the “CAYMAN CO”) to exercise the following rights relating to all equity interests held by me now and in the future in the Philippines Company (“My Shareholding”) during the term of this Power of Attorney:

The CAYMAN CO is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) appointing a representative to act as my proxy to attend and represent me at any and all shareholders’ meetings of the Philippines Company, and at any adjournment(s) thereof, for a period not exceeding five years from the date hereof; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of the Philippines and the Philippines Company’s Articles of Association, including but not limited to the sale, transfer, encumbrance or disposition of My Shareholding in part or in whole; and 3) designating and appointing, on behalf of myself and as applicable, the legal representative, directors, supervisors, chief executive officer and other senior management members of the Philippines Company.

Without limiting the generality of the powers granted hereunder, the CAYMAN CO shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the CAYMAN CO and the Philippines Company on February 1, 2016 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the CAYMAN CO shall be deemed as my own actions, and all the documents related to My Shareholding executed by the CAYMAN CO shall be deemed to be executed by me.  I hereby acknowledge and ratify those actions and/or documents by the CAYMAN CO.

The CAYMAN CO is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by the Philippine laws, the CAYMAN CO shall designate a Philippine citizen to exercise the aforementioned rights.

During the period that I am a shareholder of the Philippines Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the CAYMAN CO through this Power of Attorney, and shall not exercise such rights by myself.

Strictly Confidential

The execution, effectivity, construction, performance, amendment and termination of this Power of Attorney and the resolution of disputes hereunder shall be governed by the laws of the Republic of the Philippines.

This Power of Attorney is written in English and executed on 1 February 2016.

(Signature page to Power of Attorney)

Nelson Tan

/s/ Nelson Tan

Accepted by:

China Online Education Group

By:	/s/ Jack Jiajia Huang

Name:	Jack Jiajia Huang

Title:	Director

Acknowledged by:

On Demand English Innovations Inc.

By:	/s/ Jimmy Y. Lai

Name:	Jimmy Y. Lai

Title:	Director